ASYMsharesTM ASYMmetric S&P 500(R) ETF
Schedule of Investments (Unaudited)
September 30, 2022
	Shares	Value
COMMON STOCKS - 32.9%
Communication Services - 2.7%
Activision Blizzard, Inc.	2,499	$185,776
AT&T, Inc.	11,361	174,278
Electronic Arts, Inc.	1,571	181,780
Verizon Communications, Inc.	4,766	180,965
		722,799
Consumer Discretionary - 3.7%
Domino’s Pizza, Inc.	477	147,966
Hasbro, Inc.	2,243	151,223
Home Depot, Inc.	615	169,703
McDonald’s Corp.	715	164,979
O’Reilly Automotive, Inc. *	257	180,761
Yum! Brands, Inc.	1,622	172,484
		987,116
Consumer Staples - 2.3%
Hormel Foods Corp.	4,230	192,211
Kellogg Co.	2,936	204,522
J.M. Smucker Co.	1,526	209,688
		606,421
Energy - 1.4%
Baker Hughes Co.	8,752	183,442
The Williams Companies, Inc.	6,581	188,414
		371,856
Financials - 3.7%
Assurant, Inc.	1,272	184,783
Cboe Global Markets, Inc.	1,744	204,693
MarketAxess Holdings, Inc.	812	180,662
Progressive Corp.	1,645	191,166
W.R. Berkley Corp.	3,179	205,300
		966,604
Healthcare - 4.9%
Amgen, Inc.	778	175,361
Becton Dickinson and Co.	740	164,894
Bristol-Myers Squibb Co.	2,824	200,758
Incyte Corp. *	2,703	180,128
Johnson & Johnson	1,158	189,171
Merck & Co., Inc.	2,248	193,598
Quest Diagnostics, Inc.	1,519	186,366
		1,290,276
Industrials - 2.7%
Cummins, Inc.	857	174,408
Huntington Ingalls Industries, Inc.	815	180,522
Lockheed Martin Corp.	438	169,195
Northrop Grumman Corp.	388	182,484
		706,609
Information Technology - 8.7%
Akamai Technologies, Inc. *	2,047	164,415
Automatic Data Processing, Inc.	759	171,678
Broadridge Financial Solutions, Inc.	1,084	156,443
Cisco Systems Inc.	4,045	161,800
Citrix Systems, Inc.	1,761	183,144
Cognizant Technology Solutions Corp. - Class A	2,865	164,566
Fidelity National Information Services, Inc.	2,034	153,709
Fiserv, Inc. *	1,787	167,210
Intel Corp.	5,666	146,013
International Business Machines Corp.	1,411	167,641
Jack Henry & Associates, Inc.	964	175,708
NortonLifeLock, Inc.	8,003	161,180
Oracle Corp.	2,492	152,187
Paychex, Inc.	1,468	164,724
		2,290,418
Materials - 0.9%
Newmont Corp.	5,763	242,219
Real Estate - 0.9%
Public Storage	823	240,983
Utilities - 1.0%
Duke Energy Corp.	1,357	126,228
WEC Energy Group, Inc.	1,410	126,096
		252,324
TOTAL COMMON STOCKS
(Cost $9,932,295)		8,677,625

SHORT-TERM INVESTMENT - 60.3%
First American Treasury Obligations Fund, Class X, 2.87% ^
(Cost $15,918,012)	15,918,012	15,918,012

Total Investments - 93.2%
(Cost $25,850,307)		24,595,637
Other Assets and Liabilities, Net - 6.8%		1,795,422
Total Net Assets - 100.0%		$26,391,059

* Non-income producing security.
^ The rate shown is the annualized seven day effective yield as of September 30, 2022.

Schedule of Open Futures Contracts
Futures Contracts Sold
Description	Number of Contracts Sold	Expiration Date	Notional Amount	Fair Value	Value/Unrealized Appreciation
Micro E-Mini S&P 500 Index	327	December 2022	$(5,888,453)	$86,246	$565,902

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$8,677,625	$-	$-	$8,677,625
Short-Term Investment	15,918,012	-	-	15,918,012
Total Investments	$24,595,637	$-	$-	$24,595,637

As of September 30, 2022, the Fund’s investments in other financial instruments* were classified as follows:
Short Futures Contracts	$565,902	$-	$-	$565,902
* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and written options which are presented at the unrealized appreciation/depreciation on the instruments.

Refer to the Schedule of Investments for further information on the classification of investments.